Exhibit 99.1

K&S Corporate Headquarters Kulicke & Soffa Pte Ltd 23A Serangoon North Ave 5 #01-01, Singapore 554369
+65-6880-9600 main +65-6880-9580 fax www.kns.com Co. Regn. No. 199902120H

Kulicke & Soffa Reports First Quarter 2019 Results

Singapore – January 31, 2019 – Kulicke and Soffa Industries, Inc. (NASDAQ: KLIC) (“Kulicke & Soffa”, “K&S” or the “Company”), today announced financial results of its first fiscal quarter ended December 29, 2018. The Company reported first quarter net revenue of $157.2 million, and reported diluted EPS of $0.11 and a non-GAAP diluted EPS of $0.25.
During its first fiscal quarter, K&S repurchased $25.5 million of common stock in open market transactions at an average price of $20.68 per share. The Company also recorded a quarterly dividend equivalent to $0.12 per share during its first fiscal quarter.

Quarterly Results - U.S. GAAP
	Fiscal Q1 2019	Change vs. Fiscal Q1 2018	Change vs. Fiscal Q4 2018
Net Revenue	$157.2 million	down 26.4%	down 14.9%
Gross Profit	$74.8 million	down 23.0%	down 12.8%
Gross Margin	47.6%	up 210 bps	up 120 bps
Income from Operations	$14.6 million	down 62.8%	down 40.7%
Operating Margin	9.3%	down 900 bps	down 400 bps
Net Income	$7.5 million	down 110.8%	down 74.7%
Net Margin	4.8%	up 3730 bps	down 1120 bps
EPS – Diluted	$0.11	up 111.1%	down 74.4%
Quarterly Results - Non-GAAP

	Fiscal Q1 2019	Change vs. Fiscal Q1 2018	Change vs. Fiscal Q4 2018
Income from Operations	$16.5 million	down 61.1%	down 39.3%
Operating Margin	10.5%	down 930 bps	down 420 bps
Net Income	$17.0 million	down 56.9%	down 45.5%
Net Margin	10.8%	down 760 bps	down 610 bps
EPS - Diluted	$0.25	down 54.5%	down 44.4%
* A reconciliation of the GAAP and non-GAAP adjusted results is provided in the financial tables included in this release. See also “Use of Non-GAAP Financial Results” section.

Dr. Fusen Chen, Kulicke & Soffa's President and Chief Executive Officer, stated, “Despite the softness in demand experienced throughout the capital equipment space, we were able to generate strong gross margins, deliver shareholder returns and continue driving near-term fundamental progress, specifically new product development and qualifications."

During the December quarter the Company incurred a $7.7 million tax expense primarily related to an adjustment to the one-time transition tax associated with the Tax Cuts and Reform Act of 2017, specifically due to new guidance issued by the U.S. Department of Treasury on November 28, 2018.
First Quarter Fiscal 2019 Financial Highlights

•	Net revenue of $157.2 million.

•	Gross margin of 47.6%.

•	Net income of $7.5 million or $0.11 per share; Non-GAAP net income of $17.0 million or $0.25 per share.

•	Cash, cash equivalents, and short-term investments were $632.4 million as of December 29, 2018.

Second Quarter Fiscal 2019 Outlook
The Company currently expects net revenue in the second fiscal quarter of 2019 ending March 30, 2019 to be approximately $110 million to $130 million.
Looking forward, Dr. Fusen Chen commented, "Despite the current soft-demand environment, which we believe is only a near-term headwind, our entire organization remains extremely focused in delivering long-term improvement and sustainable growth. Over the past two years, we have made meaningful changes to our organization that have allowed us to pursue and execute on several new growth initiatives in parallel."
The Company does not believe the softer near-term outlook reduces its ability to benefit from the long-term trends driving high-volume advanced packaging adoption, the long-term trends driving semiconductor unit and LED growth or its ability to gain market share within its after-market products and services segment.

Earnings Conference Call Details
A conference call to discuss these results will be held today, January 31, 2019, beginning at 6:00pm EST. To access the conference call, interested parties may call +1-877-407-8037 or internationally +1-201-689-8037. A live webcast will also be available at investor.kns.com.
A replay will be available from approximately one hour after the completion of the call through February 7th by calling toll-free +1-877-660-6853 or internationally +1-201-612-7415 and using the replay ID number of 13686378. A webcast replay will also be available at investor.kns.com.

Use of Non-GAAP Financial Results
In addition to U.S. GAAP results, this press release also contains non-GAAP financial results. The Company's non-GAAP results exclude amortization related to intangible assets acquired through business combinations, goodwill impairment, costs associated with restructuring, income tax expense related to the Tax Cuts and Jobs Act of 2017 as well as tax benefits or expense associated with the foregoing non-GAAP items. These non-GAAP measures are consistent with the way management analyzes and assesses the Company’s operating results.  The Company believes these non-GAAP measures enhance investors’ understanding of the Company’s underlying operational performance, as well as their ability to compare the Company’s period-to-period financial results and the Company’s overall performance to that of its competitors.

Management uses both U.S. GAAP metrics as well as non-GAAP operating income, operating margin, net income, net margin and net income per diluted share to evaluate the Company's operating and financial results. Non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies in the industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on the Company’s reported financial results. The presentation of non-GAAP items is meant to supplement, but not substitute for, GAAP financial measures or information. The Company believes the presentation of non-GAAP results in combination with GAAP results provides better transparency to the investment community when analyzing business trends, providing meaningful comparisons with prior period performance and enhancing investors' ability to view the Company's results from management's perspective. A reconciliation of each available GAAP to non-GAAP financial measure discussed in this press release is contained in the attached exhibit.

About Kulicke & Soffa

Kulicke & Soffa (NASDAQ: KLIC) is a leading provider of semiconductor packaging and electronic assembly solutions supporting the global automotive, consumer, communications, computing and industrial segments. As a pioneer in the semiconductor space, K&S has provided customers with market leading packaging solutions for decades. In recent years, K&S has expanded its product offerings through strategic acquisitions and organic development, adding advanced packaging, electronics assembly, wedge bonding and a broader range of tools to its core offerings. Combined with its extensive expertise in process technology and focus on development, K&S is well positioned to help customers meet the challenges of packaging and assembling the next-generation of electronic devices (www.kns.com).

Caution Concerning Results and Forward Looking Statements

In addition to historical statements, this press release contains statements relating to future events and our future results. These statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and include, but are not limited to, statements that relate to our future expected dividend payouts and growth opportunities. While these forward-looking statements represent our judgments and future expectations concerning our business, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to: the risk that the Company fails to meet its operational and financial targets in order to adhere to its dividend policy; the risk that customer orders already received may be postponed or canceled, generally without charges; the risk that anticipated customer orders may not materialize; the risk that our suppliers may not be able to meet our demands on a timely basis; the volatility in the demand for semiconductors and our products and services; the risk that identified market opportunities may not grow or developed as we anticipated; volatile global economic conditions, which could result in, among other things, sharply lower demand for products containing semiconductors and for the Company’s products, and disruption of capital and credit markets; the risk of failure to successfully manage our operations; the possibility that we may need to impair the carrying value of goodwill and/or intangibles established in connection with one or more of our prior acquisitions; acts of terrorism and violence; risks, such as changes in trade regulations, currency fluctuations, political instability and war, which may be associated with a substantial non-U.S. customer and supplier base and substantial non-U.S. manufacturing operations; the impact of changes in tax law; the risk that the Company will not identify suitable acquisition opportunities or that any acquisitions will not be successful; the risk that the Company fails to timely remediate the material weaknesses identified in the Company’s internal controls over financial reporting or that new material weaknesses or significant deficiencies emerge; and the factors listed or discussed in Kulicke and Soffa Industries, Inc. 2018 Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission. Kulicke and Soffa Industries, Inc. is under no obligation to (and expressly disclaims any obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contacts:

Kulicke & Soffa Industries, Inc.
Joseph Elgindy
Investor Relations & Strategic Initiatives
P: +1-215-784-7518
F: +1-215-784-6180

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(In thousands, except per share and employee data)
(Unaudited)

	Three months ended
	December 29, 2018	December 30, 2017
Net revenue	$157,208	$213,691
Cost of sales	82,409	116,489
Gross profit	74,799	97,202

Operating expenses:
Selling, general and administrative	28,533	24,536
Research and development	29,803	30,250
Amortization of intangible assets	1,877	1,943
Restructuring	31	1,314
Total operating expenses	60,244	58,043
Income from operations	14,555	39,159
Other income (expense):
Interest income	3,826	1,975
Interest expense	(251)	(266)
Income before income taxes	18,130	40,868
Income tax expense	10,570	110,412
Share of results of equity-method investee, net of tax	43	(16)
Net income	$7,517	$(69,528)

Net income per share:
Basic	$0.11	$(0.99)
Diluted	$0.11	$(0.99)

Cash dividends declared per share	$0.12	$—

Weighted average shares outstanding:
Basic	67,176	70,577
Diluted	67,851	70,577

	Three months ended
Supplemental financial data:	December 29, 2018	December 30, 2017
Depreciation and amortization	$4,769	$4,468
Capital expenditures	4,942	6,257
Equity-based compensation expense:
Cost of sales	150	132
Selling, general and administrative	2,925	2,323
Research and development	798	654
Total equity-based compensation expense	$3,873	$3,109

	As of
	December 29, 2018	December 30, 2017
Backlog of orders [1]	$105,265	$164,968
Number of employees	2,677	3,182

1.	Represents customer purchase commitments. While the Company believes these orders are firm, they are generally cancellable by customers without penalty.

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(In thousands)
(Unaudited)

	As of
	December 29, 2018	September 29, 2018
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$277,426	$320,630
Restricted cash	516	518
Short-term investments	355,000	293,000
Accounts and other receivable, net of allowance for doubtful accounts of $8 and $385 respectively	187,240	243,373
Inventories, net	109,731	115,191
Prepaid expenses and other current assets	13,667	14,561
TOTAL CURRENT ASSETS	943,580	987,273

Property, plant and equipment, net	77,320	76,067
Goodwill	56,340	56,550
Intangible assets, net	50,252	52,871
Deferred income taxes	9,456	9,017
Equity investments	1,330	1,373
Other assets	2,508	2,589
TOTAL ASSETS	$1,140,786	$1,185,740

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$46,437	$48,527
Accrued expenses and other current liabilities	75,905	105,978
Income taxes payable	21,115	19,571
TOTAL CURRENT LIABILITIES	143,457	174,076

Financing obligation	15,003	15,187
Deferred income taxes	25,359	25,591
Income taxes payable	89,295	81,491
Other liabilities	9,263	9,188
TOTAL LIABILITIES	282,377	305,533

SHAREHOLDERS' EQUITY
Common stock, no par value	523,117	519,244
Treasury stock, at cost	(274,149)	(248,664)
Retained earnings	613,525	613,529
Accumulated other comprehensive loss	(4,084)	(3,902)
TOTAL SHAREHOLDERS' EQUITY	$858,409	$880,207

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,140,786	$1,185,740

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three months ended
	December 29, 2018	December 30, 2017
Net cash provided by operating activities	$56,001	$50,333
Net cash used in investing activities, continuing operations	(65,273)	(48,183)
Net cash used in financing activities, continuing operations	(33,916)	(3,391)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(18)	(510)
Changes in cash, cash equivalents and restricted cash	(43,206)	(1,751)
Cash, cash equivalents and restricted cash, beginning of period	321,148	392,940
Cash, cash equivalents and restricted cash, end of period	$277,942	$391,189

Short-term investments	355,000	259,000
Total cash, cash equivalents, restricted cash and short-term investments	$632,942	$650,189

Reconciliation of U.S. GAAP Income from Operating
to Non-GAAP Income from Operation and Operating Margin
(in thousands, except percentages)
(unaudited)

	Three months ended
	December 29, 2018	December 30, 2017	September 29, 2018
Net revenue	$157,208	$213,691	$184,824
U.S. GAAP Income from operations	14,555	39,159	24,574
U.S. GAAP operating margin	9.3%	18.3%	13.3%

Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through business combination- selling, general and administrative	1,877	1,943	1,899
Restructuring	31	1,314	756
Non-GAAP Income from operations	$16,463	$42,416	$27,229
Non-GAAP operating margin	10.5%	19.8%	14.7%

Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income and
U.S. GAAP net income per share to Non-GAAP net income per share
(in thousands, except per share data)
(unaudited)

	Three months ended
	December 29, 2018	December 30, 2017	September 29, 2018
Net revenue	$157,208	$213,691	$184,824
U.S. GAAP net income/(loss)	7,517	(69,528)	29,635
U.S. GAAP net margin	4.8%	(32.5)%	16.0%

Non-GAAP adjustments:
Amortization related to intangible assets acquired through business combination- selling, general and administrative	1,877	1,943	1,899
Restructuring	31	1,314	756
Income tax expense- Tax Reform	7,712	105,688	(1,137)
Net income tax (benefit)/expense on non-GAAP items	(141)	(36)	44
Total non-GAAP adjustments	9,479	108,909	1,562
Non-GAAP net income	16,996	39,381	31,197
Non-GAAP net margin	10.8%	18.4%	16.9%

U.S. GAAP net income/(loss) per share:
Basic	0.11	(0.99)	0.44
Diluted(a)	0.11	(0.99)	0.43

Non-GAAP adjustments per share:(b)
Basic	0.14	1.54	0.02
Diluted	0.14	1.52	0.02

Non-GAAP net income per share:
Basic	$0.25	$0.56	$0.46
Diluted(c)	$0.25	$0.55	$0.45

(a)
GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock units and stock options, but that effect is excluded when calculating GAAP diluted net (loss) per share because it would be anti-dilutive. For the three months ended December 30, 2017, 1.2 million shares of restricted stock units and stock options were excluded due to the Company's net loss.

(b)
Non-GAAP adjustments per share includes amortization related to intangible assets acquired through business combinations, costs associated with restructuring, income tax expense related to the Tax Cuts and Jobs Act of 2017 as well as tax benefits or expense associated with the foregoing non-GAAP items.

(c)	Non-GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock units and stock options.